Investor Presentation June 2016 Exhibit 99.01

Safe Harbor Statement
Statements
contained
in
this
presentation
that
state
the
company’s
or
management’s
expectations
or
predictions
of
the
future
are
forward–looking
statements
intended
to
be
covered
by
the
safe
harbor
provisions
of
the
Securities
Act
of
1933
and
the
Securities
Exchange
Act
of
1934.
The
words
“believe,”
“expect,”
“should,”
“estimates,”
“intend,”
and
other
similar
expressions
identify
forward–looking
statements.
It
is
important
to
note
that
actual
results
could
differ
materially
from
those
projected
in
such
forward–
looking
statements.
For
more
information
concerning
factors
that
could
cause
actual
results
to
differ
from
those
expressed
or
forecasted,
see
Valero’s
annual
reports
on
Form
10-K
and
quarterly
reports
on
Form
10-Q,
filed
with
the
Securities
and
Exchange
Commission,
and
available
on
Valero’s
website
at
www.valero.com.

Who We Are
•
15 refineries, 3 million barrels per day (BPD) of
high-complexity throughput capacity
•
Greater than 70% of refining capacity located in
U.S. Gulf Coast and Mid-Continent
•
Wholesale fuels marketed and distributed through
branded and unbranded channels
Approximately 7,500 branded marketing sites in the U.S.,
Canada, United Kingdom and Ireland
Brands include Valero, Ultramar, Texaco, Shamrock,
Diamond Shamrock and Beacon
•
Approximately 10,000 employees
World’s Largest Independent Refiner
Operator of
Liquids-Focused
Logistics Assets
•
General partner and
majority owner of
Valero Energy
Partners LP (NYSE:
VLP), a fee-based
master limited
partnership (MLP)
•
Significant inventory of
logistics assets within
Valero
One of North America’s
Largest Renewable
Fuels Producers
•
11 corn ethanol plants,
1.4 billion gallons per
year (85,000 BPD)
production capacity
•
Operator and 50%
owner of Diamond
Green Diesel joint
venture –
10,800 BPD
renewable diesel
production capacity

ALBION
HARTLEY
AURORA
WELCOME
ALBERT CITY
FORT DODGE
CHARLES CITY
JEFFERSON
JEAN GAULIN
(QUEBEC)
CANADA
ARUBA
UNITED KINGDOM
IRELAND
PEMBROKE
UNITED STATES
WHOLESALE MARKETING PRESENCE
BRANDED WHOLESALE PRESENCE
VALERO REFINERIES
VALERO ETHANOL PLANTS
VALERO HEADQUARTERS
DIAMOND GREEN DIESEL
BENICIA
WILMINGTON
MCKEE
ARDMORE
SAN ANTONIO
THREE RIVERS
BILL GREEHEY
(CORPUS CHRISTI EAST AND WEST)
TEXAS CITY
HOUSTON
PORT ARTHUR
ST. CHARLES
MERAUX
MEMPHIS
MOUNT VERNON
LINDEN
BLOOMINGBURG

VALERO

4 Strong U.S. Gulf Coast and Mid-Continent Presence Refineries and ethanol plants are in advantaged locations See slide 19 for capacities

5
Current Macro Environment
See
slide
18
in
Appendix
for
notes
regarding
this
slide
and
slides
24
–
27
for
supply
and
demand
details.
Expect ample supply to keep prices low, which should continue driving increased petroleum demand.
Abundant global supply of crude oil
and natural gas
Forecasted world GDP growth
Product shortages in Latin America,
Europe, Africa and Eastern Canada
Demand response to lower
product prices
North American logistics build out
added efficiency and removed
mid-continent bottlenecks
1
2
3
4

SUPPLY
DEMAND

Total Recordable Incident Rate (TRIR)
0.97
0.75
0.41
0.38
2007
2008
2009
2010
2011
2012
2013
2014
2015

Process Safety Event Rate
2008-2010
2009-2011
2010-2012
2011-2013
2012-2014
2013-2015

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Safety and Reliability are Imperative for
Profitability
1.60
0.70
Personnel Safety
Employees
Contractors
Industry
Mechanical Availability
Personnel Index
Maintenance Index
Non-Energy Cash
Opex
Energy Intensity Index
VLO’s Performance Versus Industry Benchmarks
2008
2010
2012
2014
4
th
Quartile
1
st
Quartile
3
rd
Quartile
2
nd
Quartile
See slide 18 in Appendix for notes regarding this slide.
0.19
0.08
Tier 1 Process Safety

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Advantaged Location in U.S. Gulf Coast
1,354
1,084
743
189
0
0
VLO
MPC
PSX
PBF
TSO
HFC
U.S Gulf Coast CDU Capacity
(MBPD)
See slide 18 in Appendix for notes regarding this slide. Capacities as of January 1, 2016.
Over 55% of our throughput capacity is
located in U.S. Gulf Coast
–
Access to low cost natural gas, North
American and foreign crudes, deep skilled
labor pool
–
Pipeline takeaway capacity additions have
increased crude competition
–
Proximity to growing product export markets in
Mexico and Latin America
–
Competitive refined products supplier to
Eastern Canada and Northwest Europe
–
13.4 weighted average regional Nelson
Complexity Index
–
Flexibility to process wide range of crudes and
feedstocks

Heavy sour
Medium/light sour
Sweet
Residuals
Other feedstocks

Peer Range
VLO
Median

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
$5.60
$3.60
$4.55
$3
$6
Refining Peers
1Q16 Refining Cash Operating
Expenses Per Barrel of Throughput
(Excludes Turnaround and D&A)
High Complexity Refineries and Lowest Cost Operator
24%
17%
16%
12%
4%
34%
34%
34%
23%
10%
Feedstock Ranges in U.S. Gulf Coast
(2012 –
1Q16)
See slide 18 in Appendix for notes regarding this slide.

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Our Portfolio Facilitates Optimization of Product
Exports
Distillate
Gasoline
69
138
255
308
164
249
472
492
2011
2012
2013
2014
2015
2016*
Current
Capacity
Potential
Future
Capacity
VLO’s U.S. Product Exports
(MBPD)
Gasoline
Diesel
*Actual export volumes; 2016 volumes through March 31. See slide 18 in Appendix for notes regarding this slide.

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Capital Allocation
Maintain Strong Balance Sheet
(1)
Debt-to-cap ratio based on total debt reduced by $2 billion of cash.
(2)
Peer group includes PSX, MPC, TSO, HFC, and PBF.
(3)
Payout ratio is the sum of dividends plus stock buybacks divided by net income from continuing operations excluding special items.
Sustaining Capex
•
Approximately $1.5 billion annually
•
Key to safe and reliable operations
Dividend
•
Commitment to shareholders
•
Targeting a dividend payout at the high end
of our peer group
(2)
Growth Capex
•
25% IRR hurdle rate
for refining projects
•
Lower hurdle rate for
logistics projects with
steady cash flows
Cash Returns
•
Targeting at least 75% payout
(3)
of
net income for 2016
•
Stock buyback program consists of
ratable and opportunistic purchases
Acquisitions
•
Evaluate versus
alternative uses of
cash
•
Maintain investment grade credit rating
•
Target 20% to 30% debt-to-cap ratio
(1)
1
2
3

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Sustaining
$1,640
Logistics
$460
Asset
Optimization
$480
2016 Capital Budget
($MM)
Capital Investments Focused on Maintaining Asset Base,
Enhancing Margins, and Growing Logistics
•
Budgeted $2.6 billion in 2016
•
2016 growth investments allocated
approximately 50/50 for logistics and
asset optimization
–
Logistics
•
Expect about 95% to be MLP-eligible
•
Expect cash proceeds to VLO via drop
downs to VLP
–
Asset optimization
•
Advantaged feedstocks and upgrading
•
Focused on shorter payback cycle projects
•
2016 sustaining investments include
a major turnaround at the Port Arthur
refinery, which occurs every 5 years
–
Commences 3Q16

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Investing in Asset Optimization
See slide 30 in Appendix for non-GAAP disclosures.
•
New CDU capacity at Corpus
Christi (Dec 2015) and Houston
(Jun 2016) to process up to 50
API sweet crude
•
160 MBPD crude processing
capacity replaces approximately
55 MBPD of purchased low
sulfur resid for FCCs with
indigenous production
•
Expect net throughput capacity
increase of about 105 MBPD
•
Estimated $35 MM EBITDA
contribution from Corpus Christi
CDU for 1Q16
•
Hydrocracker expansions at
Port Arthur (Oct 2015) and
St. Charles (Mar 2016)
expected to increase distillate
yield by an estimated 23 MBPD
•
New 13 MPBD Houston
alkylation unit expected to
startup in 1H19
•
Projects under development:
Octane enhancement
Feedstock flexibility
FCC feed desalting
Cogeneration
Diamond Green Diesel expansion
Light Crude
Products & Other

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
Distributable Cash Flow
(millions)
4Q13*
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
Distribution per LP Unit
•
VLO owns entire 2% GP interest, all incentive
distribution rights, and a 67% of outstanding LP
interests
•
VLP’s assets are integrated with VLO’s refineries
•
Targeting 25% annual distribution growth through
2017
Our Sponsored MLP
Valero Energy Partners LP (NYSE:VLP)
Summary
* This is the minimum quarterly distribution (MQD).  The actual distribution was smaller
as
it
was
prorated
for
the
period
of
December
16
–
31.
•
60% increase in quarterly cash distribution over MQD
•
$1.5 billion of drop down transactions completed
•
4.25 million common unit follow-on equity offering
completed in Nov 2015
•
Sponsor demonstrated support via loans and taking
back units as consideration for drop downs
Accomplishments since IPO

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Approximately $1 Billion of Estimated MLP Eligible
EBITDA Inventory
Racks, Terminals,
and Storage
(1)
•
Over 75 million
barrels of active
shell capacity for
crude oil and
products
•
139 truck rack
bays
Rail
•
Approximately
5,300 purchased
railcars, expected
to serve long-term
needs of ethanol,
asphalt, aromatics,
and other products
Pipelines
(1)
•
Over 1,200 miles
of active pipelines
•
440-mile Diamond
Pipeline from
Cushing to
Memphis expected
to start up in 4Q17
Marine
(1)
•
51 docks
•
Two Panamax
class vessels
(1)
Includes assets that have other joint venture or minority interests.
Wholesale Fuels
Marketing
•
Approximately
800 MBPD fuels
distribution volume

Disciplined Capital Mgmt
to Unlock Value
Commercial and
Operational Flexibility
Operate Safely
and Reliably
Renewables Business
Renewables Operations
•
11 ethanol plants with 1.4 billion gallons annual
production capacity
–
Low capital investment with scale, located in corn belt
–
Operational best practices transferred from refining
•
Diamond Green Diesel plant
–
50-50 JV with approximately 11 MBPD of renewable diesel
production capacity
–
Evaluating 7.5 MBPD capacity expansion
Renewables Outlook
•
Ethanol margins have improved versus 1Q16
•
Expect ethanol demand to be strong globally, driven
by increasing usage mandates, low absolute finished
gasoline prices, and increased vehicle miles traveled
•
Expect renewable diesel margins to be supported by
increased usage mandates and carbon pricing
Ethanol plant in Linden, Indiana

We Believe Valero is an Excellent Investment
Chart data sources: Company reports and Bloomberg as of June 13, 2016. See slide 18 in Appendix for notes.
We Believe VLO is Undervalued
•
Disciplined management team
•
Strong financial position
•
Favorable macro environment
•
Proven operations excellence
–
Reliability drives profitability
•
Delivering industry-leading returns
–
Disciplined investing to drive earnings growth
–
Unlocking value through growth in MLP-eligible
assets and drop-downs to VLP
–
Demonstrated commitment to capital allocation to
stockholders
47%
10%
47%
30%
5%
50%
2015 Total Stockholder Return
5.1%
2.6%
4.6%
4.1%
2.1%
5.5%
Current Dividend Yield

Appendix Contents
Topic
Pages
Notes
18
Refining Operating Statistics
19 –
20
Natural Gas Cost Sensitivity
21
Crude Oil Transportation
22 –
23
Fundamentals
24 –
27
Valero
Energy Partners LP
28 –
29
Non-GAAP
Disclosures
30
Investor Relations
Contacts
31

Notes
Slide 5
Macro environment themes represent industry consultant views.
Slide 6
Contractor total recordable incident rate from U.S. Bureau of Labor Statistics.  Tier 1 process safety event defined within API Recommended Practice 754.  Industry benchmarking and VLO performance statistics from Solomon
Associates and Valero.
Slide 7
Crude distillation capacities from company reports by geographic location.
Slide 8
Valero’s U.S. Gulf Coast feedstock ranges are based upon quarterly processing rates between 2012 and 1Q16.
Refining cash operating expenses per barrel of throughput, excluding D&A, from company reports and Barclays
Research. Peer group includes PSX, MPC, TSO, HFC, and PBF.
Slide 9
Valero’s potential future gasoline and distillate export capacities are based upon expansion opportunities at the
St. Charles and Port Arthur refineries.
Slide 16
Peer groups in total stockholder return and dividend yield consist of PSX, MPC, TSO, HFC, and PBF.

Our Refining Capacity and Nelson Complexity
Refinery
Capacities (MBPD)
(1)
Nelson Complexity
Index
Throughput
Crude
Corpus
Christi
(2)
370
275
15.1
Houston
175
90
15.4
Meraux
135
125
9.7
Port Arthur
375
335
12.7
St. Charles
305
215
16.1
Texas City
260
225
11.1
Three
Rivers
100
89
13.2
U.S. Gulf Coast
1,720
1,354
13.4
Ardmore
90
86
12.1
McKee
200
195
8.3
Memphis
195
180
7.9
U.S. Mid-Continent
485
461
8.9
Pembroke
270
210
10.1
Quebec
City
235
230
7.7
North
Atlantic
505
440
8.8
Benicia
170
145
16.1
Wilmington
135
85
15.8
U.S. West Coast
305
230
16.0
Total
3,015
2,485
12.0*
(1)
Capacities and Nelson complexity indices as of Jan 1, 2016.
(2)
Represents
the
combined
capacities
of
two
refineries—Corpus
Christi
East
and
Corpus
Christi
West.
45MBPD
increase
in
throughput
compared
to
2014
is
related
to
the
70MBPD
Crude
Unit
commissioned
in
December
of
2015,
net
of
25MBPD
of
displaced
low
sulfur
atmospheric
resid
purchases.
*Weighted average.

Reliability Initiatives Have Improved Refinery
Availability and Enabled Higher Utilization
86%
82%
88%
87%
92%
95%
96%
95%
96%
Solomon
availability
Valero Refinery Availability and Utilization Rates
* 2016 through March 31.

$2.00/mmBtu
U.S.
$0.65/bbl
$4.25/mmBtu
Europe
$1.36/bbl
Natural Gas Cost Sensitivity for Valero’s Refineries
U.S. Natural Gas Provides Opex
and Feedstock Cost Advantages
Natural gas prices year to date as of June 5, 2016 for U.S. and Europe. Estimated per barrel cost of 898,000 mmBtu/day of natural gas consumption at 93%
refinery throughput capacity utilization, or 2.8 MMBPD.
$731 MM
higher pre-tax
annual costs
•
Our refining operations consume approximately 898,000 mmBtu/day of natural gas, of which
56% is operating expense and balance is cost of goods sold
•
Significant annual pre-tax cost savings compared to refiners in Europe
•
Prices expected to remain low and disconnected from global oil and gas markets

TMX 890
Alberta Clipper 230
TransCanada Mainline Conversion 1,100
Sandpiper 300
ETP Dakota Access 450
Southern Access (phase2) 300
Line 9B Reversal 240
Keystone XL 700
Grand Mesa / Saddlehorn 350
Flanagan 600
Trunkline 400
Seaway 450
XL 700
BridgeTex 300
Permian Express II 200
Midland to Sealy 450
Cactus 250
Bayou Bridge 250

VALERO

KEY
Pipeline Takeaway Capacity Additions Have Increased
Crude Competition in the U.S. Gulf Coast
Niobrara
Completed
2016 or Later Startup
Capacities in MBPD. Pipeline completion and startup dates are subject to change. Bayou Bridge Phase 1 operational with Phase 2 completion expected in 2017.
Cushing
Alberta
Permian
•
Pipeline takeaway capacity
additions increased market
liquidity and crude competition in
U.S. Gulf Coast
•
Discounts for inland crudes
versus WTI and Brent have
narrowed
•
Eagle Ford and Houston WTI
likely to price at quality adjusted
differentials to LLS
Eagle
Ford
Bakken

Planned Diamond Pipeline Route

DIAMOND PIPELINE LLC

CUSHING
Tulsa
Broken Arrow
Oklahoma
Oklahoma City
Norman
Springdale
Fayetteville
Fort Smith
Jonesboro
Memphis
Flower Mound
Denton
Texas
Frisco

VALERO

Investing to Improve Access to North American
Crude
Diamond Pipeline
•
440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing
•
Received permits required to begin construction; project is on track for completion in 4Q17
•
Provides supply flexibility and ability to improve crude blend quality
•
Approximately $925 MM total project cost
Exercised option in Dec 2015 to acquire 50% interest; approximately $136 MM spent in 2015 and $170
MM budgeted in 2016
Expect to receive cash proceeds if 50% interest is dropped to VLP and 12% pre-tax IRR for VLP

Imports
Production
2010
2011
2012
2013
2014
2015
2016

2010
2011
2012
2013
2014
2015
2016

Production Growth Provides Resource Advantage
to North American Refiners
U.S. Natural Gas
Production
(Bcf/day)
Source:
DOE, 2016 data through March
9,213
7,872
5,476
9,145
U.S. Crude Oil Production
and Imports
(MBPD)
74.6
58.4

-0.8
-0.4
0.0
0.4
0.8
1.2
1.6
2.0
2013
2014
2015
2016E-2020E Avg
MMBPD
Europe
China
Middle East
Other
Net CDU Capacity Additions
World Petroleum Demand Growth
Source:
Consultant
and
Valero
estimates.
Net
Global
Refinery
CDU
Additions
=
New
Capacity
+
Restarts
–
Announced
Closures.
(Does
not
include
Condensate
Splitters)
Global Petroleum Demand Growth Expected
to Outpace Refinery Capacity Expansion

0
100
200
300
400
500
600
700
800
900
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Other
Europe
Other Latin America
Mexico
Canada
Latest 4 Wk avg estimate
(Finished only)
12 Month Moving Average
(MBPD)
Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:
DOE Petroleum Supply Monthly data through March 2016.  4 Week Average estimate from Weekly Petroleum Statistics Report and Valero estimates.
U.S. Gasoline Exports

Source:
DOE Petroleum Supply Monthly data through March 2016.  4 Week Average estimate from Weekly Petroleum Statistics Report.
U.S. Diesel Exports
0
200
400
600
800
1000
1200
1400
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Other
Europe
Other Latin America
Mexico
Canada
Latest 4 Wk avg
estimate
12 Month Moving Average
(MBPD)

VLP’s Competitive Strengths
Strong Sponsor
•
Strategic relationship with
investment grade
sponsor VLO
Quality Assets
•
High quality, well
maintained assets
integrated with VLO’s
refineries and located in
advantaged regions
Stable and Predictable
Revenues
•
Fee-based agreements with
no direct exposure to
commodity price risks
•
Contracts with 10 year
initial terms and five year
renewal terms
•
About 85% of revenues
supported by minimum
volume commitments
Strong Balance Sheet
•
Financial flexibility to fund
DCF and distribution
growth with 2.0x
coverage and 2.4x
debt/EBITDA
(1)
•
Targeting investment
grade credit ratings
Long Runway
for Growth
•
Drop downs from sponsor
to primarily fuel growth
•
Opportunities to diversify
business and develop
third party volumes as
VLP matures
Top Tier Distribution
Growth
•
25% annual distribution
growth target through
2017
(1)
Coverage and debt/EBITDA ratios as of March 31, 2016. Debt/EBITDA calculated in accordance with debt covenants. See page 30 for non-GAAP disclosures.

VALERO ENERGY PARTNERS LP
VLP Headquarters
VLP Refined Products Terminal
VLP Crude Oil Terminal
VLP Crude Oil and Products Terminal
VLP Refined Products Pipeline
VLP Crude Oil Pipeline
Valero Refinery
McKee Logistics System
McKee Terminal
Perryton
Piper
El Paso Pipeline
SFPP Pipeline Connection
El Paso Terminal and Truck Rack
Memphis Logistics System
West Memphis Terminal
Shorthorn Lateral Pipeline
Memphis Airport Jet Pipeline
FedEx Lateral Pipeline
Shorthorn Pipeline
Memphis Refinery
Collierville Pipeline
Collierville Terminal
Wynnewood Products System
Wynnewood Station
Ardmore Refinery
OK
TN
AR
MS
Three Rivers Crude System
Three Rivers Truck Haul
Three Rivers Refinery
San Antonio
Houston Terminal
St. Charles Terminal
Corpus Christi Terminal
Port Arthur Logistics System
Lucas Terminal
Nederland Pipeline
Lucas Pipeline
12-10 Pipeline
El Vista Terminal
PAPS Terminal
Port Arthur Products Pipelines
Port Arthur Refinery

(1) Total consideration value.

Diversified VLP Portfolio Integrated With VLO’s
Refining Assets
Texas Crude Systems
McKee,
Three Rivers, Wynnewood
July 1, 2014 -
$154 mm
(1)
Houston and St. Charles Terminals
March 1, 2015 -
$671 mm
(1)
Corpus Christi Terminal
October 1, 2015  -
$465
mm
(1)
McKee Terminal
April 1, 2016  -
$240
mm
(1)
4
1
2
3
IPO assets
Drop
downs

Non-GAAP Disclosures
We
define
EBITDA
as
net
income
before
income
tax
expense,
interest
expense,
and
depreciation
expense.
We
define
distributable
cash
flow
as
EBITDA less cash payments during the period for interest, income taxes, and maintenance capital expenditures, plus adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. We define coverage ratio as the ratio of distributable cash flow to the total distribution declared.
EBITDA,
distributable
cash
flow,
and
coverage
ratio
are
supplemental
financial
measures
that
are
not
defined
under
GAAP.
They
may
be
used
by
management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to:
•
describe our expectation of forecasted earnings;
•
assess our operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;
•
assess the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders;
•
assess our ability to incur and service debt and fund capital expenditures; and
•
assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations.
The
GAAP
measures
most
directly
comparable
to
EBITDA
are
net
income
and
net
cash
provided
by
operating
activities.
EBITDA
should
not
be
considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations
as
an
analytical
tool
because
it
excludes
some,
but
not
all,
items
that
affect
net
income
or
net
cash
provided
by
operating
activities.
EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, our definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.
We use distributable cash flow to measure whether we have generated from our operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. Distributable cash flow is not necessarily indicative of the actual cash we have on hand to distribute or that we are required to distribute.
We use the distribution coverage ratio to reflect the relationship between our distributable cash flow and the total distribution declared.

Investor Relations Contacts
For more information, please contact:
John Locke
Vice President, Investor Relations
210.345.3077
john.locke@valero.com
Karen Ngo
Manager, Investor Relations
210.345.4574
karen.ngo@valero.com